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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 5, 2000


                               Dime Bancorp, Inc.
        ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                     001-13094             11-3197414
     -----------------                -----------      -----------------
(State or Other Jurisdiction)        (Commission         (IRS Employer
                                            File Number)     Identification No.)


         589 Fifth Avenue
     New York, New York                                  10017
--------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (212) 326-6170
                                                    --------------

          Not applicable
---------------------------------
 (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events.
         ------------

                  On March 5, 2000, North Fork Bancorporation ("North Fork") announced its intention to commence an offer to exchange each outstanding share of common stock of Dime Bancorp, Inc. ("Dime") for 0.9302 of a share of North Fork common stock and $2.00 in cash.

                  As previously announced, on March 6, 2000, the board of directors of Dime concluded that North Fork's offer is inadequate and not in the best interests of Dime and its stockholders and reaffirmed its recommendation that Dime stockholders vote "FOR" adoption of the merger agreement between Dime and Hudson United Bancorp.

                  This current report on Form 8-K includes (1) a Supplement, dated March 7, 2000, to the proxy statement of Dime and prospectus relating to Dime common stock dated February 9, 2000, (2) certain presentation materials for investors, and (3) a consent of Dime's financial advisor. Each of these is incorporated by reference into this Item 5.


Item 7.  Financial Statements, Pro Forma Financial Information  and Exhibits.
         -------------------------------------------------------------------

(a)-(b)  Not applicable.

(c)               Exhibits Required by Item 601 of Regulation S-K

                  Exhibit Number            Description
                  --------------            -----------

                  20.1 Supplement, dated March 7, 2000, to the proxy statement of Dime and prospectus relating to Dime common stock dated February
                                                     9, 2000

                  23.1                               Consent of Credit Suisse
                                                     First Boston

                  99.1                               Presentation materials for
                                                     investors


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           DIME BANCORP, INC.




                                            By: /s/ Anthony Burriesci
                                                ------------------------------
                                                Name: Anthony Burriesci
                                                Title: Chief Financial Officer


Date: March 8, 2000



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                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

20.1 Supplement, dated March 7, 2000, to the proxy statement of Dime and prospectus relating to Dime common stock dated February 9, 2000

23.1                                Consent of Credit Suisse First Boston

99.1                                Presentation materials for investors




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